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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549



                                     FORM 8-K



                                  CURRENT REPORT
       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported): APRIL 4, 2001




                           CLAYTON WILLIAMS ENERGY, INC.
              ------------------------------------------------------
              (Exact name of Registrant as specified in its charter)


         DELAWARE                        0-20838               75-2396863
-------------------------------     ----------------      ----------------------
(State or other jurisdiction of     (Commission File        (I.R.S. Employer
incorporation or organization)           Number)          Identification Number)


6 DESTA DRIVE, SUITE 6500, MIDLAND, TEXAS                       79705-5510
-----------------------------------------                       ----------
(Address of principal executive offices)                        (Zip code)



       Registrant's Telephone Number, including area code:  (915) 682-6324


                                   Not applicable
               -----------------------------------------------------
               (Former name, former address and former fiscal year,
                            if changed since last report)


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ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is provided as part of the information furnished under
Item 9 of this report.

           EXHIBIT
           NUMBER        DESCRIPTION
           -------       -----------

            99.1 Clayton Williams Energy, Inc. First Quarter and Year 2001 Financial Guidance Disclosures


ITEM 9 - REGULATION FD DISCLOSURE

The Company hereby incorporates by reference into this Item 9 of Form 8-K the First Quarter and Year 2001 Financial Guidance Disclosures attached as
Exhibit 99.1. This Exhibit 99.1 is being furnished to provide public disclosure of the Company's estimates to permit preparation of financial models of the Company's operating results for the quarter ending March 31, 2001 and the year ending December 31, 2001. The Company cautions users of this information that the estimates provided in this Exhibit 99.1 are based on information available to the Company as of the date of this filing, and actual results may vary materially from these estimates. The Company does not undertake any obligation to update these estimates as conditions change or as additional information becomes available.


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                       CLAYTON WILLIAMS ENERGY, INC.


Date:  April 4, 2001                   By: /s/ L. Paul Latham
                                          ------------------------------------
                                          L. Paul Latham
                                          Executive Vice President and Chief
                                           Operating Officer



Date:  April 4, 2001                   By: /s/ Mel G. Riggs
                                          ------------------------------------
                                          Mel G. Riggs
                                          Senior Vice President and Chief
                                           Financial Officer

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                                 INDEX TO EXHIBITS


           EXHIBIT
           NUMBER        DESCRIPTION
           -------       -----------

            99.1 Clayton Williams Energy, Inc. First Quarter and Year 2001 Financial Guidance Disclosures